Klondex Announces New Discovery at True North;
Drilling Continues to Extend Known Mineralization

Vancouver, BC – January 24, 2017– Klondex Mines Ltd. (KDX:TSX; KLDX:NYSE MKT) (“Klondex” or the “Company”) is pleased to provide an update on underground drilling at its True North Gold Mine (“True North”) in Manitoba, Canada. The following drill results are not included in the mineral reserve and mineral resource estimates released on September 12, 2016. The Company expects to provide an updated mineral reserve and mineral resource update for True North in the second quarter of 2017.

True North Drilling Highlights: (see TABLE 1 for complete results)

•	26-16-001: 0.36 opt Au over 15.0 ft, or 12.3 g/t over 4.6 m (007 – 26 Level)
	o	Including 1.75 opt Au over 3.0 ft or 60.0 g/t over 0.9 m
•	32-16-003A: 1.13 opt Au over 2.3 ft, or 38.8 g/t over 0.7m (710 - 32 Level)
•	32-16-006: 0.20 opt Au over 16.5 ft, or 7.0g/t over 5.0 m (710 - 32 Level)
	o	Including 0.63 opt Au over 2.6 ft, or 21.5 g/t over 0.8 m
•	32-16-006: 0.33 opt Au over 9.7 ft, or 11.3 g/t over 3.0 m (New 710 HW- 32 Level)
•	645-16-002: 0.95 opt Au over 5.9 ft, or 32.5 g/t over 1.8 m (711 FW New – 24 Level)
•	645-16-003: 0.67 opt Au over 2.4 ft, or 23 g/t over 0.7 m (711 FW New 24 Level)
•	645-16-004: 0.53 opt Au over 12 ft, or 18.2 g/t, 3.7 m (711 – 24 Level)
	o	Including 1.83 opt Au over 2.5 ft, or 62.8 g/t over 0.8 m

True North Gold Mine Drilling Summary: (FIGURE 1)
Assay results have been received for 18 underground drill holes totaling 16,660 ft (5,078 m). These holes targeted a significant down dip extension of the 007 zone, the down dip extension of the 710 zone at the 32 Level, the up and down dip extensions of the 711 zone at the 24 Level and the down dip extension of Cohiba.

007: (FIGURES 2 and 3)
Four exploration holes were drilled from the 26 Level targeting the down dip extension of the 007 zone into the historic San Antonio Mine (SAM) unit. The SAM unit produced approximately 1.5 million ounces of gold throughout its history. This target was generated by projecting the 007 structure so that it extended out of the Shoreline Basalt into the historically most productive SAM unit. The first drill hole, 26-16-001 successfully intersected the down dip extension of the 007 structure approximately 1,775 ft (541 m) east of the current 26 Level workings and 2,135 ft (651 m) below the 007 decline. Assays from the remaining three holes are pending.

Down Dip Extension of 710:
Assay results were received for the first six holes testing the down dip extension of the 710 vein on the 32 Level. All six holes successfully intersected the mineralized structure in the targeted area confirming continuity of the 710 zone over 600 ft (183 m) down dip, which remains open at depth. Additionally, drill hole 32-16-006 intersected a new mineralized structure in the hanging wall. Drilling is ongoing and subsequent assays are pending.

Up and Down Dip Extension of 711:
Assay results were received for the final two holes of the 711 down dip exploration program as well as the first six holes from the 711 up dip exploration program. Results from both programs suggest that the mineralization of the 711 zone extends both up and down dip and remains open in both directions.

Cohiba:
The Company is reporting the final three holes of the 2016 Cohiba down dip extension drill program. All three holes intersected mineralized material in the Cohiba structure suggesting the Cohiba zone remains open at depth and along strike.

Mr. Brian Morris, Vice President, Exploration said, “These results from True North’s exploration drilling program are extremely important; the team’s exploration model and understanding of local vein systems have already lead Klondex to a significant new discovery which has the potential to add substantial resource growth at True North. This new discovery continues to suggest that the True North district remains under explored and has the potential to be much larger than what we understand today.” Mr. Morris continued, “Moreover, not only are we continuing to extend the mineralization up and down dip in the 710 and 711 zones, we are consistently identifying new targets in close proximity to existing infrastructure.”

Assays were performed by TSL Laboratories, an ISO 17025 accredited independent laboratory, and samples were collected and shipped under the supervision of Klondex staff.

A description of the data verification methods, quality assurance program and quality control measures applied can be found in the technical reports titled “Technical Report and Pre-Feasibility Study on the True North Gold Mine, Bissett, Manitoba, Canada”, dated October 27, 2016 and with an effective date of June 30, 2016 which is available under the Company's issuer profile on SEDAR at www.sedar.com.

Table 1

True North:710

Hole #	Length	Az	Dip	Zone	From	To	Core Length (ft)	opt Au	From (m)	To (m)	Core Length (m)	g/t Au
32-16-001	1000	350	-5	710	514.8	520.4	5.6	0.001	156.9	158.6	1.7	0.0
				710 HW	828.7	836.5	7.8	0.069	252.6	255.0	2.4	2.3
				710 HW	874.9	879.2	4.3	0.088	266.7	268.0	1.3	3.0
32-16-003A	700	16	-5	710	561	563.3	2.3	1.131	171.0	171.7	0.7	38.8
32-16-004	1200	28	-5	710	562	568.4	6.4	0.195	171.3	173.2	2.0	6.7
32-16-005	800	36	-5	Unknown	339.3	343.9	4.6	0.239	103.4	104.8	1.4	8.2
				Unknown	363.2	371.0	7.8	0.834	110.7	113.1	2.4	28.6
				710	591.8	599.6	7.8	0.097	180.4	182.8	2.4	3.3
32-16-006	1000	44	-5	710	670.4	686.9	16.5	0.204	204.3	209.4	5.0	7.0
INC.					671.9	674.5	2.6	0.628	204.8	205.6	0.8	21.5
				NEW - 710 HW	724.7	733.0	8.3	0.160	220.9	223.4	2.5	5.5
INC.					726.7	729.1	2.4	0.427	221.5	222.2	0.7	14.6
				NEW - 710 HW	809.3	819.0	9.7	0.329	246.7	249.6	3.0	11.3
				INC.	811.6	815.3	3.7	0.790	247.4	248.5	1.1	27.1
32-16-007	1000	50	-5	710	626.5	642.2	15.7	0.039	191.0	195.7	4.8	1.3

True North:711

Hole #	Length	Az	Dip	Zone	From	To	Core Length (ft)	opt Au	From (m)	To (m)	Core Length (m)	g/t Au
588-16-013	700	25	14	711	557.5	562.2	4.7	0.182	169.9	171.4	1.4	6.3
				711	588.6	596.9	8.3	0.094	179.4	181.9	2.5	3.2
588-16-029	690	45	-10	711 FW	329.7	334.3	4.6	0.117	100.5	101.9	1.4	4.0
				711	479	485.4	6.4	0.154	146.0	147.9	2.0	5.3
645-16-001	880	30	-1	711 FW - New	275	278.6	3.6	0.493	83.8	84.9	1.1	16.9
				711	743.2	745.7	2.5	0.040	226.5	227.3	0.8	1.4
645-16-003	850	40	-2	711 FW - New	329.4	331.8	2.4	0.669	100.4	101.1	0.7	23.0
				711 FW - New	342.2	351.5	9.3	0.107	104.3	107.1	2.8	3.7
				711 FW - New	353.8	357.7	3.9	0.241	107.8	109.0	1.2	8.3
				711	735.6	741.5	5.9	0.289	224.2	226.0	1.8	9.9
645-16-005	850	50	-3	711 FW - New	387.2	388.9	1.7	0.102	118.0	118.5	0.5	3.5
				711	768.1	776.6	8.5	0.372	234.1	236.7	2.6	12.7
645-16-002	860	35	-2	711 FW - New	299.5	301.4	1.9	0.237	91.3	91.9	0.6	8.1
				711 FW - New	352.4	364.0	11.6	0.126	107.4	110.9	3.5	4.3
				711 FW - New	371.3	377.2	5.9	0.947	113.2	115.0	1.8	32.5
				711 FW - New	384	389.2	5.2	0.106	117.0	118.6	1.6	3.6
				711	751.1	757.8	6.7	0.132	228.9	231.0	2.0	4.5
				711	787.3	795.0	7.7	0.131	240.0	242.3	2.3	4.5
645-16-004	850	45	-3	711 FW - New	389.3	398.2	8.9	0.060	118.7	121.4	2.7	2.1
				711	763.7	775.7	12.0	0.530	232.8	236.4	3.7	18.2
INC.					773.2	775.7	2.5	1.831	235.7	236.4	0.8	62.8
645-16-006	850	55	0	711 FW - New	416	422.2	6.2	0.134	126.8	128.7	1.9	4.6
				711	754.2	756.2	2.0	0.172	229.9	230.5	0.6	5.9

Cohiba

Hole #	Length	Az	Dip	Zone	From	To	Core Length (ft)	opt Au	From (m)	To (m)	Core Length (m)	g/t Au
967-16-013B	700	26	-25	400	571.1	587.8	16.7	0.078	174.1	179.2	5.1	2.7
				INC.	576	580.0	4.0	0.267	175.6	176.8	1.2	9.1
967-16-014A	600	21	-19	400	382	385.4	3.4	0.130	116.4	117.5	1.0	4.4
967-16-015	630	26	-19	400 FW	482.5	487.8	5.3	0.148	147.1	148.7	1.6	5.1
				400	546.6	551.3	4.7	0.208	166.6	168.0	1.4	7.1
				400 HW	604.8	611.0	6.2	0.156	184.3	186.2	1.9	5.4

True North: 26 Level East SAM Exploration

Hole #	Length	Az	Dip	Zone	From	To	Core Length (ft)	opt Au	From (m)	To (m)	Core Length (m)	g/t Au
26-16-001	2500	95	-5	007 (NEW ZONE)	1796.5	1811.5	15.0	0.359	547.6	552.1	4.6	12.3
				INC.	1801	1804.0	3.0	1.751	548.9	549.9	0.9	60.0

Figure 1

2017 TRUE NORTH UNDERGROUND DRILLING UPDATE

HIGHLIGHTS: 710/711, COHIBA ZONES, AND SAM EXPLORATION

Cohiba
007
711 up-dip drilling ongoing
New Discovery
26-16-001
0.36 opt Au over 15.0 ft
12.3 g/t over 4.6 m
645-16-004
0.53 opt Au over 12 ft
18.2 g/t over 3.7 m
645-16-003
0.67 opt Au over 2.4 ft
23 g/t over 0.7 m
645-16-002
0.95 opt Au over 5.9 ft
32.5 g/t over 1.8 m
710 down-dip drilling ongoing
32-16-006
0.33 opt Au over 9.7 ft
11.3 g/t over 3.0 m
And
0.20 opt Au over 16.5 ft
7.0 g/t over 5.0 m
32-16-003A
1.13 opt Au over 2.3 ft
38.8 g/t over 0.7 m

1

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER TSX KDX NYSE MKT KLDX

FIGURE 2

26L plan view
N
A
A'
8000 N
7000 N
6000 N
10000 E
11000 E
12000 E
13000 E
14000 E
711
710
True North
Main Workings
Shoreline Basalt
Intermediate Ash-Tuff
Mafic Volcanic
Intermediate Ash-Tuff
San Antonio
Mining Unit
(SAM)
007 Intercept in SAM
26-16-001
0.36 opt Au over 15.0 ft
12.3 g/t over 4.6 m
26-16-001

FIGURE 3

Looking East
A
A'
007 Structure
10000 L
9000 L
8000 L
7000 L
6000 L
Shoreline Basalt
San Antonio Mining Unit (SAM)
Mafic Volcanics hosting 710/711
007 Intercept in SAM
26-16-001
0.36 opt Au over 15.0 ft
12.3 g/t over 4.6 m
8000 N
7000 N
6000 N
5000 N
4000 N
3000 N

About Klondex Mines Ltd. (www.klondexmines.com)
Klondex is a well-capitalized, junior-tier gold and silver mining company focused on exploration, development, and production in a safe, environmentally responsible, and cost-effective manner. The Company has 100% interests in three producing mineral properties: the Fire Creek Mine and the Midas Mine and ore milling facility, both of which are located in the state of Nevada, USA, and the True North Gold Mine (formerly the Rice Lake Mine) and mill in Manitoba, Canada. The Company also has 100% interests in two recently acquired projects, the Hollister mine and the Aurora mine and ore milling facility (formerly known as Esmeralda), also located in Nevada, USA.

For More Information
John Seaberg
Senior Vice President, Investor Relations and Corporate Development
O: 775-284-5757
M: 303-668-7991
jseaberg@klondexmines.com

Qualified Person
Scientific and technical information in this press release has been reviewed and approved by Brian Morris (AIPG CPG-11786), a "qualified person" within the meaning of NI 43-101.

Cautionary Note Regarding Forward-looking Information
This news release contains certain information that may constitute forward-looking information or forward-looking statements under applicable Canadian and United States securities legislation (collectively, “forward-looking information”), including but not limited to the exploration potential at the True North Gold Mine, the timing of an updated mineral reserve and mineral resource update for True North and future exploration and production plans of Klondex. This forward-looking information entails various risks and uncertainties that are based on current expectations, and actual results may differ materially from those contained in such information. These uncertainties and risks include, but are not limited to, the strength of the global economy; the price of gold; operational, funding and liquidity risks; the degree to which mineral resource estimates are reflective of actual mineral resources; the degree to which mineral reserve estimates are reflective of actual mineral reserves; the degree to which factors which would make a mineral deposit commercially viable are present; the risks and hazards associated with underground operations; and the ability of Klondex to fund its substantial capital requirements and operations. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials filed with the securities regulatory authorities in Canada and United States available at www.sedar.com and www.sec.gov, respectively. Readers are urged to read these materials. Klondex assumes no obligation to update any forward-looking information or to update the reasons why actual results could differ from such information unless required by law.

Cautionary Note to U.S. Investors Regarding the Use of Mining Terms
This news release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. All resource and reserve estimates included or referred to in this news release have been prepared in accordance with National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”). NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. These standards differ significantly from the mineral reserve disclosure requirements of the U.S. Securities and Exchange Commission (the SEC”) set out in Industry Guide 7. Consequently, reserve and resource information contained in this news release is not comparable to similar information that would generally be disclosed by U.S. companies in accordance with the rules of the SEC.